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                                                                     EXHIBIT 4.3
                                                                     -----------



                             CERTIFICATE OF TRUST OF
                          SKY FINANCIAL CAPITAL TRUST I


         THIS Certificate of Trust OF SKY FINANCIAL CAPITAL TRUST I (the "Trust") is being duly executed and filed on behalf of the Trust by the undersigned, as trustees, to form a business trust under the Delaware Business Trust Act (12 DEL.C. Section 3801 ET SEQ.) (the "Act").

         1. NAME. The name of the business trust formed by this Certificate of Trust is Sky Financial Capital Trust I.

         2. DELAWARE TRUSTEE. The name and business address of the trustee of the Trust in the State of Delaware are Wilmington Trust Company, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention: Corporate Trust Administration.

         3. EFFECTIVE DATE. This Certificate of Trust shall be effective upon filing with the Secretary of State.

         IN WITNESS WHEREOF, the undersigned have duly executed this Certificate of Trust in accordance with Section 3811(a)(1) of the Act.


                                       WILMINGTON TRUST COMPANY,
                                       as trustee


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------



                                       -----------------------------------------
                                        W. Granger Souder, Jr., as Trustee



                                       -----------------------------------------
                                       Kevin T. Thompson, as Trustee



                                       -----------------------------------------
                                       Michael R. Moore, as Trustee